EXHIBIT 10.18

Confidential information in this Third Amendment to Amended and Restated Receivables Purchase Agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request

THIRD AMENDEMENT
TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the “Amendment”), dated as of December 10, 2015, is entered into among Swift Receivables Company II, LLC (the “Seller”), Swift Transportation Services, LLC (the “Servicer”), the Conduit Purchasers party hereto, the Related Committed Purchasers party hereto, the Purchaser Agents party hereto, the LC Participants party hereto and PNC Bank, National Association, as LC Bank and as administrator (the “Administrator”). All capitalized terms used herein and not defined herein shall have the meanings set forth in the hereinafter defined Purchase Agreement.
WITNESSETH:
WHEREAS, the Seller, Servicer, the Conduit Purchasers from time to time party thereto, the Related Committed Purchasers from time to time party thereto, the Purchaser Agents from time to time party thereto, the LC Participants from time to time party thereto and the Administrator have heretofore executed and delivered an Amended and Restated Receivables Purchase Agreement dated as of June 14, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Purchase Agreement”); and
WHEREAS, the Seller has requested the Administrator consent to an increase in the Purchase Limit to be effected by (i) an assignment of 100% of the Commitment of the Citibank Purchaser Group (the “Exiting Purchaser Group”) to The Bank of Tokyo-Mitsubishi UFJ, Ltd., acting through its New York Branch (“BTMU”), as a new related committed purchaser (the “New Related Committed Purchaser”) and (ii) the addition of Gotham Funding Corporation, a Delaware corporation, as purchaser (the “New Conduit Purchaser”), the New Related Committed Purchaser, BTMU, as the related LC Participant (the “New LC Participant” and, together with the New Conduit Purchaser and the New Related Committed Purchaser, the “New Purchasers”) and BTMU, as agent for the New Purchasers (the “New Purchaser Agent”) and together with the New Purchasers, the “BTMU Purchaser Group”).
WHEREAS, the parties hereto desire to amend the Purchase Agreement as provided herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Purchase Agreement shall be and is hereby amended as follows:
Section 1.    The Purchase Agreement is hereby amended as follows:
1.1.    The references to the defined term “Weekly Report” appearing in Section 1.1(d) and Section 2(a) of Exhibit II of the Purchase Agreement are hereby replaced with the term “Periodic Report”.

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1.2.    The references to the defined term “Information Package” appearing in Section 3.1(a), Section 3.1(b), Section 3.2 and clause 5 of Exhibit III of the Purchase Agreement are hereby replaced with the term “Periodic Report”.
1.3.    Article IV of the Purchase Agreement is hereby amended by inserting a new Section 4.7 which shall read as follows:
Section 4.7. Reporting Frequency. The Seller may, upon two Business Days prior notice to the Administrator and the Servicer, elect to provide Weekly Reports to the Administrator. Upon such election, a Weekly Reporting Period shall begin and the Seller and the Servicer shall be required to provide Weekly Reports in accordance with Clauses 1(a)(ii) and 2(a)(iv) of Exhibit IV, as applicable. Upon any such election of the implementation of a Weekly Reporting Period, such Weekly Reporting Period shall continue hereunder at all times until the date on which Seller provides the Administrator and the Servicer with no less than two Business Days prior notice that it would like to terminate the Weekly Reporting Period and the Administrator provides its written consent to the termination of such Weekly Reporting Period (which consent may be provided or denied in the Administrator’s sole discretion).
1.4.    The following defined terms appearing in Exhibit I of the Purchase Agreement are hereby amended and restated in their entirety and as so amended and restated shall read as follows:
“Change in Control” means (a) that Swift ceases to own, directly or indirectly, 100% of the membership interests of the Seller free and clear of all Adverse Claims, (b) Parent ceases to own, directly or indirectly, 100% of the membership interests of any Originator or (c) a “Change in Control” (as such term is defined in the Credit Agreement, without giving effect to any amendment, supplement, modification or waiver of such definition made or given after such time any of PNC, Wells or BTMU is no longer a lender thereunder).
“Excess Concentration” means, for any day, the sum of, without duplication, (a) the sum of the amounts by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool of each Obligor exceeds an amount equal to (i) the applicable Concentration Percentage for such Obligor multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (b) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a resident of Mexico exceeds an amount equal to (i) 3.0% (or such lower amount at the sole discretion of any Purchaser upon ten (10)

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days prior written notice to the Seller (it being understood that such percentage may be reduced to zero)) multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (c) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a resident of Canada exceeds an amount equal to (i) 5.0% multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (d) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that have not been invoiced to the Obligor thereof exceeds an amount equal to (i) 10.0% multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (e) the amount by which the aggregate Outstanding Balance of all FUMS Receivables then in the Receivables Pool exceeds an amount equal to (i) 4.0% (or such other amount as may be agreed to in writing by the Seller and each Purchaser Group from time to time) multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (f) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a Governmental Authority exceeds an amount equal to (i) 1.0% multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
“Facility Termination Date” means the earliest to occur of: (a) with respect to each Purchaser, January 10, 2019, (b) the date determined pursuant to Section 2.2 of this Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(c) of this Agreement, (d) with respect to each Conduit Purchaser, the date that the commitments of all of the Liquidity Providers terminate under the related Liquidity Agreement, (e) with respect to each Purchaser Group, the date that the Commitment of all of the Related Committed Purchasers of such Purchaser Group terminate pursuant to Section 1.22, and (f) the Seller shall fail to cause the amendment or modification of any Transaction Document as reasonably requested by Fitch, Moody’s or Standard & Poor’s, and such failure shall continue for 60 days after such amendment or modification is initially requested.
“Group A Obligor” means any Obligor with a short-term rating of at least: (a) “A-1” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “A+” or better by Standard & Poor’s on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-1” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “A1” or better by Moody’s on its long-term

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senior unsecured and uncredit-enhanced debt securities. If both a short-term and long-term rating exist for an Obligor, the short-term rating will be used and if Standard & Poor’s and Moody’s ratings for an Obligor indicate a different group for such Obligor, the lower of such ratings shall be used; provided, however, if the Obligor is [*] and if the Standard & Poor’s and Moody’s ratings for [*] indicate a different group, the higher of such ratings shall be used.
“Group B Obligor” means an Obligor, other than a Group A Obligor, with a short-term rating of at least: (a) “A-2” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB+” Standard & Poor’s on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-2” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa1” by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities. If both a short-term and long-term rating exist for an Obligor, the short-term rating will be used and if Standard & Poor’s and Moody’s ratings for an Obligor indicate a different group for such Obligor, the lower of such ratings shall be used; provided, however, if the Obligor is [*] and if the Standard & Poor’s and Moody’s ratings for [*] indicate a different group, the higher of such ratings shall be used.
“Group C Obligor” means an Obligor, other than a Group A Obligor or Group B Obligor, with a short-term rating of at least: (a) “A-3” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB-” by Standard & Poor’s on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-3” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa3” by Moody’s on its long-term senior unsecured and uncredit-enhanced debt securities. If both a short-term and long-term rating exist for an Obligor, the short-term rating will be used and if Standard & Poor’s and Moody’s ratings for an Obligor indicate a different group for such Obligor, the lower of such ratings shall be used; provided, however, if the Obligor is [*] and if the Standard & Poor’s and Moody’s ratings for [*] indicate a different group, the higher of such ratings shall be used.
“Loss Reserve Percentage” means, on any day, an amount (expressed as a percentage) equal to:
*Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

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(a) the product of:
(i) 2.25 times the highest three month rolling average of the Default Ratios during the twelve most recent Fiscal Months as of such day; provided, however that for purposes of determining the foregoing calculation and solely with respect to the Fiscal Months January 2015 to and including May 2015, the three month rolling average Default Ratio shall be deemed to be the percentage set forth opposite such Fiscal Month in the table appearing below;

January 2015	1.16%
February 2015	1.16%
March 2015	1.16%
April 2015	1.25%
May 2015	1.35%
multiplied by
(ii) (x) if such day occurs during a Weekly Reporting Period, the aggregate Credit Sales during the four most recent Fiscal Months and one quarter of the fifth most recent Fiscal Month, or (y) if such day occurs during a Monthly Reporting Period, the aggregate Credit Sales during the five most recent Fiscal Months;
divided by
(b) the Net Receivables Pool Balance as of such date.
“Purchase Limit” means $400,000,000, as such amount may be reduced pursuant to Section 1.1(c) or otherwise in connection with any Exiting Purchaser, or increased pursuant to Section 1.1(f). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the sum of the then outstanding Aggregate Capital plus the LC Participation Amount.
“Related Security” means, with respect to any Receivable:
(a)    all of the Seller’s and the applicable Originator’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any

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goods (including returned goods), the sale of which gave rise to such Receivable,
(b)    all instruments and chattel paper that may evidence such Receivable,
(c)    all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto,
(d)    solely to the extent applicable to such Receivable, all of the Seller’s and the applicable Originator’s rights, interests and claims under the Contracts relating to such Receivable, and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, and
(e)    all of the Seller’s rights, interests and claims under the Sale Agreement and the other Transaction Documents.
1.5.    Exhibit I of the Purchase Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:
“Anti-Corruption Laws” means, with respect to any Person, all laws, rules and regulations of any jurisdiction applicable to such Person or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“BTMU” means The Bank of Tokyo-Mitsubishi UFJ, Ltd.
“Monthly Reporting Period” means any period other than a Weekly Reporting Period.
“Periodic Report” means each Information Package or Weekly Report, as applicable, delivered hereunder.
“Sanctioned Country” means, at any time, a country or territory that is the target of comprehensive Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions

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Targets or the Investment Ban List, or any similar list enforced by any other applicable sanctions authority, (b) any Person organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the US Department of Treasury, the US State Department, the US Department of Commerce or the US Department of the Treasury, (b) by the United Nations Security Counsel, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) by other relevant sanctions authorities to the extent compliance with the sanctions imposed by such other authorities would not entail a violation of applicable law.
“Weekly Reporting Period” means any period during which the Seller has notified the Administrator that it has elected to provide Weekly Reports pursuant to Section 4.7.
1.6.    Clause (o) of Section 1 of Exhibit III to the Purchase Agreement is hereby amended and restated to read as follows:
(o)    Compliance with Applicable Laws.  The Seller is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (including, without limitation, all applicable Anti-Corruption Laws and applicable Sanctions) except to the extent that the failure to comply could not be reasonably expected to have a Material Adverse Effect.
1.7.    Section 1 of Exhibit III to the Purchase Agreement is hereby amended by adding new clauses (q) and (r) to read as follows:
(q)    Liquidity Coverage Ratio. The Seller has not, does not and will not during this Agreement (x) issue any obligations that (A) constitute asset-backed commercial paper, or (B) are securities required to be registered under the Securities Act of 1933 (the “33 Act”) or that may be offered for sale under Rule 144A or a similar exemption from registration under the 33 Act or the rules promulgated thereunder, or (y) issue any other debt obligations or equity interest other than debt obligations substantially similar to the obligations of the Seller under this Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in this Agreement. The Seller further represents and warrants that its assets and liabilities are consolidated with the

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assets and liabilities of the Parent for purposes of generally accepted accounting principles.
(r)    Anti-Corruption Laws and Sanctions. The Seller has implemented and maintains in effect policies and procedures designed to ensure compliance in all material respects by the Seller and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Seller and, to the knowledge of the Seller, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Seller or, to the knowledge of the Seller, any of its respective directors, officers or employees, or (b) to the knowledge of the Seller, any agent of the Seller that will act in any capacity in connection with or benefit from the purchase facility established hereby, is a Sanctioned Person. No proceeds from any Purchase or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
1.8.    Clause (l) of Section 2 of Exhibit III to the Purchase Agreement is hereby amended and restated to read as follows:
(o)    Compliance with Applicable Laws.  The Servicer is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (including, without limitation, all applicable Anti-Corruption Laws and applicable Sanctions) except to the extent that the failure to comply could not be reasonably expected to have a Material Adverse Effect.
1.9.    Section 2 of Exhibit III to the Purchase Agreement is hereby amended by adding a new clause (n) to read as follows:
(n)    Anti-Corruption Laws and Sanctions. The Servicer has implemented and maintains in effect policies and procedures designed to ensure compliance in all material respects by the Servicer and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Servicer and, to the knowledge of the Servicer, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Servicer or, to the knowledge of the Servicer, any of its respective directors, officers or employees, or (b) to the knowledge of the Servicer, any agent of the Servicer that will act in any capacity in connection with or benefit from the purchase facility established hereby, is a Sanctioned Person.

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1.10    Clauses 1(a)(ii) and 2(a)(iv) appearing on Exhibit IV to the Purchase Agreement are hereby amended and restated in their respective entireties and so amended and restated shall read as follows:
(ii)    Information Packages and Weekly Reports. As soon as available and in any event not later than two (2) Business Days prior to the Settlement Date, an Information Package as of the last day of the most recently completed Fiscal Month. During any Weekly Reporting Period, as soon as available and in any event not later than the third Business Day of each week, a Weekly Report as of the most recently completed week.
(iv)    Information Packages and Weekly Reports. As soon as available and in any event not later than two (2) Business Days prior to the Settlement Date, an Information Package as of the last day of the most recently completed Fiscal Month. During any Weekly Reporting Period, as soon as available and in any event not later than the third Business Day of each week, a Weekly Report as of the most recently completed week.
1.11.    Section 1 of Exhibit IV to the Purchase Agreement is hereby amended by adding new clauses (s), (t) and (u) to read as follows:
(s)    Anti-Corruption Laws and Sanctions. The Seller will conduct its business in compliance in all material respects with Anti-Corruption Laws and Sanctions.
(t)    Sanctions. The Seller will not, directly or to the knowledge of the Seller, indirectly, use any proceeds of a Purchase or Letter of Credit or lend, contribute or otherwise make available such proceeds of a Purchase or Letter of Credit to any Person, to fund any activities of or business with any Sanctioned Person or in any Sanctioned Country, or in any other manner that will result in a violation by any Person party to this Agreement (including any Person participating in the transaction, whether as Purchaser, LC Participant, LC Bank or Administrator, or otherwise) of Sanctions.
(u)    Anti-Corruption Laws. The Seller will not, directly or indirectly, use any proceeds of a Purchase or Letter of Credit for any purpose which would result in a violation of Anti-Corruption Laws.
1.12    Section 2 of Exhibit IV to the Purchase Agreement is hereby amended by adding a new clause (k) to read as follows:
(k)    Anti-Corruption Laws and Sanctions. The Servicer will conduct its business in compliance in all material respects with Anti-Corruption Laws and Sanctions.

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1.13.    Clause (d) appearing on Exhibit V to the Purchase Agreement is hereby amended and restated in its entirety and so amended and restated shall read as follows:
(d)    the Seller or the Servicer shall fail to deliver any Periodic Report when due pursuant to this Agreement, and such failure shall remain unremedied for two (2) Business Days;
1.14.    Clause (g) appearing on Exhibit V to the Purchase Agreement is hereby amended and restated in its entirety and so amended and restated shall read as follows:
(g)    (i) the average for three consecutive Fiscal Months of: (A) the Default Ratio shall exceed 5.5%, (B) the Delinquency Ratio shall exceed 7.25%, or (C) the Dilution Ratio shall exceed 3.0% or (ii) the Days’ Sales Outstanding exceeds 50 days;
Section 2.    Effectiveness of Amendment.
(a)    This Amendment shall become effective on the date that each of the following shall have been satisfied:
(i)    the Administrator shall have received counterparts hereof executed by the Seller, the Servicer, each Purchaser and the Administrator;
(ii)    the Parent shall have executed and delivered to the Administrator an acknowledgment and consent;
(iii)    each Purchaser shall have received its amendment fee as set forth in that certain Fourth Amended and Restated Fee Letter dated as of December 10, 2015;
(iv)    the Exiting Purchaser Group shall have received all of its Capital, Discount accrued thereon, all Fees due and owing to such Exiting Purchaser Group and any other fees and expenses due to such Exiting Purchaser pursuant to the Purchase Agreement and the other Transaction Documents on the date hereof, in each case in the amounts specified in Part A of Schedule I hereto;
(v)    the Administrator shall have received an amount from the New Purchasers necessary to effectuate the purchases and sales in the Purchased Interest outstanding on the date hereof as set forth in Section 4(c) hereof;
(vi)    the Administrator shall have received copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the other Transaction Documents; and
(vii)    the Administrator shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrator may reasonably request.

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(b)    From and after the date of effectiveness of this Amendment, the commitments of the New Purchasers shall be as set forth below the signature of such New Purchasers to this Agreement.
Section 3.    To induce the Administrator and the Purchasers to enter into this Amendment, the Seller and Servicer represent and warrant to the Administrator and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Termination Event or Unmatured Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Servicer, and the Purchase Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Servicer of this Amendment or the performance by the Seller or the Servicer of the Purchase Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.
Section 4.    (a) The Exiting Purchaser Group hereby absolutely and unconditionally sells and assigns, without recourse, to the BTMU Purchaser Group, and the BTMU Purchaser Group hereby purchases and assumes, without recourse to or representation of any kind (except as set forth below) from the Exiting Purchaser Group, a 100% interest in and to the Exiting Purchaser Group’s rights and obligations under the Purchase Agreement and under the other Facility Documents including the Exiting Purchaser Group’s Commitment and Capital specified in Part B of Schedule I hereto. From and after the date hereof, no Purchaser in the Exiting Purchaser Group (each an “Exiting Purchaser”) shall have any obligation or commitment under the Purchase Agreement.
(b)    The Seller shall pay to the Administrator, for the account of the Exiting Purchaser Group, all Discount, Fees, and other fees and expenses due and owing to the Exiting Purchaser Group on the date hereof in the amounts specified in Part A of Schedule I hereto. Upon receipt of such amounts, the Administrator shall distribute the funds received from the Seller to the Exiting Purchaser Group.
(c)    Each New Purchaser, each Exiting Purchaser, and each other Purchaser that is continuing as a Purchaser under the Purchaser Agreement (the “Continuing Purchasers”) agree to make such purchases and sales of interests in the Purchased Interest outstanding on the date hereof among themselves in the amounts set forth in Part C of Schedule I hereto so that after giving effect to such purchases and sales, (x) no Exiting Purchaser shall have any Purchased Interest and (y) each Continuing Purchaser and each New Purchaser and their related Purchaser Group is then holding its relevant

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Ratable Share of the Aggregate Capital based on their Commitments as in effect on the date hereof. Such purchases and sales shall be arranged through the Administrator who shall distribute any amounts received to the Exiting Purchasers and Continuing Purchasers in accordance with the foregoing, and each Purchaser hereby agrees to execute such further instruments and documents, if any, as the Administrator may reasonably request in connection therewith.
(d)    Each New Purchaser hereby confirms that it has received a copy of the Transaction Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Purchase Agreement as a condition to the making of the Purchases and other extensions of credit thereunder. Each New Purchaser acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrator or any other Purchaser and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Purchase Agreement. Each New Purchaser further acknowledges and agrees that the Administrator has not made any representations or warranties about the credit worthiness of the Seller or any other party to the Purchase Agreement or any other Transaction Document or with respect to the legality, validity, sufficiency or enforceability of the Purchase Agreement or any other Transaction Document or the value of any security therefor.
(e)    Except as otherwise provided in the Purchase Agreement, effective as of the date hereof, each New Purchaser (i) shall be deemed automatically to have become a party to the Purchase Agreement and have all the rights and obligations of a “Purchaser” under the Purchase Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Purchase Agreement as if it were an original signatory thereto.
(f)    Each New Purchaser shall deliver to the Administrator such information and shall complete such forms as are reasonably requested of such Person by the Administrator.
(g)    Each New Purchaser has delivered to the Seller and the Administrator (or is delivering to the Seller and the Administrator concurrently herewith) the tax forms referred to in Section 1.10 of the Purchase Agreement.
Section 5.    This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
Section 6.    Except as specifically provided above, the Purchase Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Administrator or any Purchaser under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Purchase Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable

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fees and expenses of counsel) of or incurred by the Administrator and each Purchaser Administrator in connection with the negotiation, preparation, execution and delivery of this Amendment.
Section 7.    This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.
SWIFT RECEIVABLES COMPANY II, LLC, as Seller
By: /s/ Virginia Henkels
Name: Virginia Henkels
Title: EVP, CFO & Treasurer
SWIFT TRANSPORTATION SERVICES, LLC, as Servicer
By: /s/ Virginia Henkels
Name: Virginia Henkels
Title: EVP, CFO & Treasurer

S- 1	Third Amendment to Amended and Restated Receivables Purchase Agreement

EXHIBIT 10.18

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Bank Purchaser Group
By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser
By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION, as the LC Bank
By: /s/Michael Brown
Name: Michael Brown
Title: Senior Vice President

S- 2	Third Amendment to Amended and Restated Receivables Purchase Agreement

EXHIBIT 10.18

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group
By: /s/Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser
By: /s/Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a LC Participant
By: /s/Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Vice President

S- 3	Third Amendment to Amended and Restated Receivables Purchase Agreement

EXHIBIT 10.18

EXITING PURCHASER GROUP:         CITIBANK, N.A., as Purchaser Agent for the
Citibank Purchaser Group
By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CITIBANK, N.A., as a Related Committed Purchaser and as a LC Participant

By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CAFCO, LLC, as Conduit Purchaser

By: Citibank, N.A., as Attorney-in-fact

By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CHARTA, LLC, as Conduit Purchaser

By: Citibank, N.A., as Attorney-in-fact
By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President
CIESCO, LLC, as Conduit Purchaser

By: Citibank, N.A., as Attorney-in-fact
By:/s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President
CRC FUNDING, LLC, as Conduit Purchaser
By: Citibank, N.A., as Attorney-in-fact
By: /s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

S- 4	Third Amendment to Amended and Restated Receivables Purchase Agreement

EXHIBIT 10.18

BTMU PURCHASER GROUP:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., acting through its New York Branch, as Purchaser Agent for the BTMU Purchaser Group
By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Partner
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., acting through its New York Branch, as a Related Committed Purchaser and as a LC Participant
By: /s/ Lawrence Elkins
Name: Lawrence Elkins
Title: Vice President
Address: The Bank of Tokyo-Mitsubishi
UFJ, Ltd., New York Branch
1251 Avenue of the Americas
10th Floor
New York, New York 10020
Attention: Securitization Group
Telephone: (212) 782-6957
Facsimile:  (212) 782-6448
Email: securitization_reporting@us.mufg.jp
cpohl@us.mufg.jp
Commitment: $100,000,000

S- 5	Third Amendment to Amended and Restated Receivables Purchase Agreement

EXHIBIT 10.18

GOTHAM FUNDING CORPORATION, as Conduit Purchaser
By: /s/David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President
Address:
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, NY 11747
Telephone: (631) 930-7216
Facsimile: (212) 302-8767
Attention: David V. DeAngelis
Email: ddeangelis@gssnyc.com
With a copy to:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
1251 Avenue of the Americas
10th Floor
New York, New York 10020
Attention: Securitization Group
Telephone: (212) 782-6957
Facsimile:  (212) 782-6448
Email: securitization_reporting@us.mufg.jp
cpohl@us.mufg.jp

S- 6	Third Amendment to Amended and Restated Receivables Purchase Agreement

EXHIBIT 10.18

REAFFIRMATION, ACHKNOWLEDGEMENT AND CONSENT OF
PERFORMANCE GUARANTOR
The undersigned, SWIFT TRANSPORTATION COMPANY (“Performance Guarantor”), heretofore executed and delivered to PNC BANK, NATIONAL ASSOCIATION (“Administrator”) a Performance Guaranty dated as of June 8, 2011 (as the same may be amended, restated, supplemented or modified from time to time, the “Performance Guaranty”). Capitalized terms used (but not defined) herein have the meanings assigned thereto in the Performance Guaranty. On the date hereof, the undersigned acknowledges and consents to the Third Amendment to Amended and Restated Receivables Purchase Agreement dated December 10, 2015 and confirms that the Performance Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to (i) the Sale Agreement, (ii) the Receivables Purchase Agreement and (iii) any other Transaction Document shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Performance Guaranty referred to above. The undersigned acknowledges that the Administrator is relying on the assurances provided herein in entering into the agreements set forth above.

1

EXHIBIT 10.18

This Reaffirmation, Acknowledgment and Consent of Performance Guarantor is executed as of this December __, 2015.
SWIFT TRANSPORTATION COMPANY

By:

Name:

Title:

2

EXHIBIT 10.18

SCHEDULE I TO
THIRD AMENDMENT
TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
A.    Pay-Off Amount due to the Exiting Purchaser Group as of the date hereof:
Capital:         $52,000,000
Discount:        $_____________
Fees:            $_____________
Other Amounts:    $_____________
Total Amount Owing:    $_____________
B.    Assigned Commitment

Commitment assigned:                    $75,000,000
Exiting Purchaser Group’s remaining Commitment:        $0
Capital allocable to Commitment assigned:            $52,000,000
Assignor’s remaining Capital:                $0
C.    Flow of Funds
1.    For the benefit of the PNC Purchaser Group:

Amount:	$8,016,666.70
Name of Bank:	PNC Bank, N.A.
Account Name:	PNC Bank, N.A.
ABA No.:	[*]
Account No.:	[*]
Reference:	Swift Receivables Company II, LLC
Attention:	Commercial Loan Department

2.    For the benefit of the Wells Fargo Purchaser Group:

Amount:	$4,983,333.30
Name of Bank:	Wells Fargo Bank, N.A.
ABA No.:	[*]
Account No.:	[*]
Reference:	RSG Swift Receivables Co II, LLC
3.For the benefit of the Citibank Purchaser Group:

Amount:	$52,000,0000.00
Name of Bank:	Citibank, N.A.
ABA No.:	[*]
Account Name:	CAFCO Redemption Account
Account No.:	[*]
Reference:	SWIFT Transportation
* Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.